UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07171

Name of Fund: Merrill Lynch Global SmallCap Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Global SmallCap Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 06/30/06

Item 1 - Report to Stockholders

Annual Report
June 30, 2006

Merrill Lynch
Global SmallCap Fund, Inc.

A Letter From the President

[PHOTO OMITTED]

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


2       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

We are pleased to present to you the management team of

Merrill Lynch Global SmallCap Fund, Inc.

[PHOTO OMITTED]

Murali Balaraman and John Coyle are Co-Portfolio Managers of Merrill Lynch Global SmallCap Fund. Mr. Balaraman originally joined Merrill Lynch Investment Managers in 1994, left the firm in 1997, and rejoined the firm in 1998. He earned an undergraduate degree from Delhi University, an MBA from the Indian Institute of Management and is a CFA(R) charterholder. Mr. Coyle originally joined Merrill Lynch Investment Managers in 1998, left the firm in 2001, and rejoined the firm in 2004. He earned an undergraduate degree from LaSalle College, an MBA from Pace University and is a CFA charterholder. The team also includes analysts Edwin Davison, Lisa Walker and Ben Falcone.

================================================================================
Table of Contents                                                           Page
--------------------------------------------------------------------------------
A Letter From the President ..............................................     2
A Discussion With Your Fund's Portfolio Managers .........................     4
Announcement to Shareholders .............................................     6
Performance Data .........................................................     6
Disclosure of Expenses ...................................................     9
Portfolio Information ....................................................    10
Schedule of Investments ..................................................    11
Financial Statements .....................................................    17
Financial Highlights .....................................................    20
Notes to Financial Statements ............................................    23
Report of Independent Registered Public Accounting Firm ..................    28
Important Tax Information ................................................    28
Disclosure of New Investment Advisory Agreement ..........................    29
Officers & Directors .....................................................    34

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by the CFA Institute.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006          3

A Discussion With Your Fund's Portfolio Managers

      Although small cap stocks have experienced a multi-year run-up, we remain constructive on the prospects for global small cap investing and continue to emphasize companies that exhibit strong growth characteristics at reasonable valuations.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2006, Merrill Lynch Global SmallCap Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +16.51%, +15.60%, +15.62%, +16.80% and +16.22%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index returned +21.38%, the broader MSCI World Index returned +16.93% and the Lipper Global Small/Mid-Cap Core Funds category posted an average return of +18.74%. (Funds in this Lipper category invest at least 75% of their equity assets in companies both inside and outside the U.S. with market capitalizations -- on a three-year weighted basis -- less than the 500th largest company in the S&P Citigroup World Broad Market Index. Small-/mid-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P Citigroup World BMI.)

Global small cap stocks performed quite well over the past 12 months, both on an absolute basis and relative to the U.S. market alone. The MSCI World Small Cap Index's 12-month return of +21.38% eclipsed the +14.58% return of the Russell 2000 Index, a measure of small cap U.S. stock performance. International markets have gleaned support from a combination of factors, including healthy global economic growth, attractive relative valuations, low interest rates and ample liquidity. European markets were the best performers for the 12-month period, with the EMEA (Europe, Middle East, Africa) region returning +29.42%, led by Norway, Denmark and Greece. Many markets in Europe returned in excess of 30% in U.S. dollar terms. Markets in the Pacific region posted positive returns of 22.41% during this period, with Australia and Japan up 29% and 23%, respectively.

From a sector standpoint, the cyclical areas enjoyed the best returns. Prices of a wide variety of commodities experienced significant price gains as growth in developing economies, such as China, India, Brazil and South Korea, led to a surge in demand. Within the MSCI World Small Cap Index, energy stocks were the best performers, with a 57.1% return for the year, while the basic materials sector was up 46.1% and the industrials sector gained 32.9%. All sectors showed positive returns, underscoring the breadth of stock participation in the rally. Health care (+9.1%) and consumer staples (+9.7%), although positive, were the worst-performing sectors.

What factors most influenced Fund performance during the year?

Compared to the MSCI World Small Cap Index, the Fund's performance was adversely affected by stock selection in the technology and energy sectors. Offsetting this somewhat, the Fund benefited from good stock selection and an underweight position in the consumer discretionary sector and an overweight position in the energy and basic materials sectors.

While the technology sector underperformed the benchmark during the year and we were rightly underweight in the sector, Fund returns were hampered by our exposure to stocks in the software sector. These included Cognos, Inc., a Canadian maker of business intelligence software, and SupportSoft, Inc., a U.S. manufacturer of customer support applications. In energy, which was the top-performing sector for the year, our overweight stance was an advantage. However, our exposure to North American natural gas-related names, such as Brigham Exploration Co., Newpark Resources, Inc. and Grey Wolf, Inc. hurt performance as these stocks significantly underperformed during the year.

Our underweight position in the consumer discretionary sector, which was based on concerns of a slowdown in consumer spending in the United States, proved advantageous as the sector underperformed for the 12-month period. Relative performance in this sector was further enhanced by stock selection, as we were able to find high-quality stocks with organic growth potential. The best-performing names during the year were Yamada Denki Co., Ltd., a consumer electronic retailer in Japan; AnnTaylor Stores Corp., a U.S.-based women's apparel retailer; and Marzotto SpA, an Italian textile manufacturer and part owner of fashion brands such as Hugo Boss.

In the basic materials sector, Fund performance was aided by our position in Boliden AB, a Swedish mining and smelting company that emerged from a restructuring and benefited from the strong pricing environment in the copper and zinc markets. The company's stock appreciated by 336% during the year. Also benefiting performance was our position in Rhodia, a French chemical company that successfully completed a turnaround and, like Boliden, benefited from strong demand and pricing for its products.


4       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

From a geographic point of view, the Fund benefited from both an overweight position in Europe as well as strong stock selection in that region, particularly in Denmark and the Netherlands. The Fund's relative performance also was aided by an underweight position in the United States, which lagged international markets. However, the Fund's performance was negatively affected by our underweight position in Japan, our overweight position in Indonesia and by poor stock selection in the United States.

What changes were made to the portfolio during the period?

During the year, we added significantly to our positions in the basic materials and industrials sectors. We funded this exposure by reducing our overweight positions in energy and health care.

In basic materials, we significantly increased our exposure from 2.6% of net assets at the start of the period to a high of 11.8% in January 2006. We added substantially to gold-related stocks as prices for this precious metal rose from $450 per ounce in June 2005 to a high of $730 per ounce in 2006. The rise in the price of gold is a function of increased jewelry demand in Asia, as well as static production and concerns about dollar weakness. Gold is considered a good hedge against any weakness in the dollar. The names we added to the portfolio were all Canadian miners: Kinross Gold Corp., Eldorado Gold Corp. and Agnico-Eagle Mines, Ltd. Also in basic materials, we initiated positions in Asian companies such as Hindalco Industries Ltd., an Indian aluminum manufacturer, and Tokyo Steel Manufacturing Co., Ltd., a Japanese steel producer.

While we had been significantly overweight in the energy sector at the start of the period, we reduced the Fund's exposure to target a more neutral position in late 2005. This was accomplished by taking profits in some of our energy holdings that had seen significant price increases during the year. Among them were two Norwegian companies, Det Norske Oil, an oil exploration company, and Prosafe ASA, an operator of oil storage and production units. We also reduced our position in health care, where favorable valuations and good growth at reasonable prices had led us to a large overweighting. Our reduction efforts involved both profit-taking among some of our winners and eliminating some of the poor performers in this sector. Among the stocks liquidated were Affymetrix, Inc. and LifePoint Hospitals, Inc.

The Fund's geographic allocations remained largely unchanged at a regional level. However, we did make changes within each region during the year. In the Pacific, we significantly increased our exposure to Japan from 5.0% of net assets at the start of the fiscal year to 13.2% at the end of the period. We funded this increase primarily through a reduction in our positions in Asian emerging markets, such as Indonesia, Taiwan and South Korea. While we still find companies with good growth and reasonable valuations in the developing countries, we believe tightening global liquidity and increasing investor risk aversion might dampen returns from emerging markets in the near term. We used our cash position at the start of the year to add to our gold holdings in Canada.

How would you characterize the Fund's position at the close of the period?

Relative to the MSCI World Small Cap Index, the Fund remained underweight in the United States, where our underexposure is concentrated in the financials and industrials sectors. Our underweight in financials reflects our concerns about a slowdown in mortgage-related activity as well as high valuations in the banking sector, where margins are being eroded by a flat to inverted yield curve. In industrials, we are worried about a decline in the momentum of earnings growth in the second half of the year.

The Fund also ended the period underweight in Japan, although we have added to our positions in that country. The Japanese economy is recovering and we are selectively looking for names that are leveraged to domestic growth in that market. Finally, we have reduced our exposure to emerging markets globally but remain invested in these markets given that we are still able to find companies with good growth prospects and reasonable valuations.

On a sector basis, the Fund is underweight in consumer discretionary, mainly in Japan, and in the financials sector, primarily in the United States. We are overweight in the health care sector, where we are able to find attractive growth opportunities.

While cognizant of the multi-year strength of small cap stocks in the past several years, we remain constructive on the prospects for global small cap investing in the year ahead. Our primary emphasis continues to be on companies that exhibit strong growth characteristics at reasonable valuations.

Murali Balaraman, CFA
Vice President and Portfolio Manager

John Coyle, CFA
Vice President and Portfolio Manager

July 13, 2006


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006          5

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% per year and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares made within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C, Class I & Class R Shares compared to growth of an investment in the MSCI World Index and the MSCI World Small Cap Index. Values are from June, 1996 through June 2006:

                ML Global           ML Global           ML Global          ML Global           ML Global                        MSCI
                 SmallCap            SmallCap            SmallCap           SmallCap            SmallCap         MSCI          World
           Fund, Inc. +--      Fund, Inc. +--      Fund, Inc. +--     Fund, Inc. +--      Fund, Inc. +--        World      Small Cap
          Class A Shares*     Class B Shares*     Class C Shares*    Class I Shares*     Class R Shares*      Index++       Index+++
6/96               $9,475             $10,000             $10,000            $10,000             $10,000      $10,000        $10,000
6/97              $10,164             $10,647             $10,638            $10,753             $10,700      $12,227        $10,627
6/98               $9,409              $9,779              $9,767             $9,985              $9,885      $14,310        $10,267
6/99              $10,624             $10,954             $10,947            $11,307             $11,139      $16,552        $10,410
6/00              $20,108             $20,568             $20,554            $21,446             $21,024      $18,570        $12,297
6/01              $19,348             $19,640             $19,627            $20,685             $20,177      $14,801        $11,672
6/02              $17,803             $17,931             $17,917            $19,086             $18,524      $12,549        $10,740
6/03              $18,085             $18,075             $18,063            $19,432             $18,867      $12,251        $10,911
6/04              $22,533             $22,332             $22,320            $24,275             $23,475      $15,191        $15,514
6/05              $25,680             $25,450             $25,239            $27,730             $26,684      $16,718        $17,871
6/06              $29,920             $29,652             $29,183            $32,390             $31,012      $19,549        $21,693

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ Merrill Lynch Global SmallCap Fund, Inc. invests in a diversified portfolio of equity securities of issuers with relatively small market capitalizations located in various foreign countries and the United States.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. Total return data for the Index is not available before 1999. Prior to 1999, returns shown are based on price return information available (that is, returns without the effect of reinvestment of distributions).

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/06                               +16.51%         +10.40%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                             + 9.11          + 7.94
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                              +12.19          +11.58
--------------------------------------------------------------------------------

                                                     Return          Return
                                                  Without CDSC    With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 6/30/06                               +15.60%         +11.60%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                             + 8.26          + 7.96
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                              +11.48          +11.48
--------------------------------------------------------------------------------

                                                     Return          Return
                                                  Without CDSC    With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 6/30/06                               +15.62%         +14.62%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                             + 8.26          + 8.26
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                              +11.30          +11.30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                        Return
================================================================================
One Year Ended 6/30/06                                               +16.80%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                                             + 9.38
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                                              +12.47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                        Return
================================================================================
One Year Ended 6/30/06                                               +16.22%
--------------------------------------------------------------------------------
Five Years Ended 6/30/06                                             + 8.98
--------------------------------------------------------------------------------
Ten Years Ended 6/30/06                                              +11.98
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006          7

Performance Data (concluded)

Recent Performance Results

                                                  6-Month       12-Month        10-Year
As of June 30, 2006                            Total Return   Total Return   Total Return
=========================================================================================
ML Global SmallCap Fund, Inc. Class A Shares*      +3.66%        +16.51%       +215.78%
-----------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares*      +3.22         +15.60        +196.52
-----------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares*      +3.24         +15.62        +191.83
-----------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class I Shares*      +3.74         +16.80        +223.90
-----------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class R Shares*      +3.50         +16.22        +210.12
-----------------------------------------------------------------------------------------
MSCI World Index**                                 +6.06         +16.93        + 95.49
-----------------------------------------------------------------------------------------
MSCI World Small Cap Index***                      +6.44         +21.38             --
-----------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
*** This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. Total return data is not available for the Index prior to 1999; therefore, 10-year total returns relative to the Fund are not available.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


8       MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                        Expenses Paid
                                                               Beginning              Ending          During the Period*
                                                             Account Value         Account Value      January 1, 2006 to
                                                            January 1, 2006        June 30, 2006        June 30, 2006
========================================================================================================================
Actual
========================================================================================================================
Class A                                                        $   1,000             $1,036.60            $    7.31
------------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000             $1,032.20            $   11.25
------------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000             $1,032.40            $   11.25
------------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000             $1,037.40            $    6.04
------------------------------------------------------------------------------------------------------------------------
Class R                                                        $   1,000             $1,035.00            $    8.57
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Class A                                                        $   1,000             $1,017.72            $    7.24
------------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000             $1,013.83            $   11.15
------------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000             $1,013.83            $   11.15
------------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000             $1,018.97            $    5.99
------------------------------------------------------------------------------------------------------------------------
Class R                                                        $   1,000             $1,016.47            $    8.50
------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.44% for Class A, 2.22% for Class B, 2.22% for Class C, 1.19% for Class I and 1.69% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006          9

Portfolio Information

As of June 30, 2006

--------------------------------------------------------------------------------
                                                  Country of          Percent of
Ten Largest Equity Holdings                        Origin             Net Assets
--------------------------------------------------------------------------------
Cochlear Ltd. ..............................      Australia              1.3%
Vestas Wind Systems A/S ....................      Denmark                1.3
BioMarin Pharmaceuticals, Inc. .............      United States          1.3
UAP Holding Corp. ..........................      United States          1.2
Enodis Plc .................................      United Kingdom         1.2
Swiss Life Holding .........................      Switzerland            1.2
SGL Carbon AG ..............................      Germany                1.2
Acergy SA ..................................      Norway                 1.1
Aioi Insurance Co., Ltd. ...................      Japan                  1.1
Amlin Plc ..................................      United Kingdom         1.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Insurance ...........................................................    6.0%
Metals & Mining .....................................................    5.6
Specialty Retail ....................................................    4.9
Energy Equipment & Services .........................................    4.3
Software ............................................................    3.8
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These classifications do not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
Geographic Allocation                                                Investments
--------------------------------------------------------------------------------
United States ...........................................               32.1%
Japan ...................................................               12.3
Canada ..................................................                4.6
United Kingdom ..........................................                4.1
Netherlands .............................................                2.6
Germany .................................................                2.5
Italy ...................................................                2.4
Denmark .................................................                2.3
Australia ...............................................                2.3
Switzerland .............................................                2.3
Norway ..................................................                2.2
France ..................................................                2.1
Sweden ..................................................                2.0
India ...................................................                1.7
Brazil ..................................................                1.6
Ireland .................................................                1.4
Hong Kong ...............................................                1.3
Finland .................................................                1.3
Mexico ..................................................                1.2
Israel ..................................................                1.2
Malaysia ................................................                0.9
South Africa ............................................                0.7
Turkey ..................................................                0.7
South Korea .............................................                0.7
China ...................................................                0.7
Philippines .............................................                0.6
Bermuda .................................................                0.6
Spain ...................................................                0.5
Belgium .................................................                0.3
Cayman Islands ..........................................                0.2
Indonesia ...............................................                0.2
Greece ..................................................                0.1
Taiwan ..................................................                 --**
Other* ..................................................               10.3
--------------------------------------------------------------------------------
*     Represents portfolio holdings in short-term investments.
**    Amount is less than 0.1%.


10      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Schedule of Investments                                        (in U.S. dollars)

                                                                     Shares
               Industry         Common Stocks                          Held                Value
====================================================================================================
Africa
----------------------------------------------------------------------------------------------------
South Africa--0.8%
               Food & Staples Retailing--0.5%
               Massmart Holdings Ltd.                               855,250           $    5,636,309
               -------------------------------------------------------------------------------------
               Health Care Providers &
               Services--0.3%
               -------------------------------------------------------------------------------------
               Network Healthcare Holdings Ltd.                   2,843,200                3,823,225
               -------------------------------------------------------------------------------------
               Total Common Stocks in Africa--0.8%                                         9,459,534
====================================================================================================

====================================================================================================
Europe
----------------------------------------------------------------------------------------------------
Belgium--0.3%
               Leisure Equipment &
               Products--0.3%
               AGFA-Gevaert NV                                      175,300                4,245,377
               -------------------------------------------------------------------------------------
               Total Common Stocks in Belgium                                              4,245,377
====================================================================================================
Denmark--2.5%
               Electrical Equipment--1.3%
               Vestas Wind Systems A/S (a)(d)                       569,766               15,577,918
               -------------------------------------------------------------------------------------
               Insurance--1.2%
               Topdanmark A/S (a)                                    30,265                4,217,775
               TrygVesta A/S                                        173,100               10,800,668
                                                                                      --------------
                                                                                          15,018,443
               -------------------------------------------------------------------------------------
               Total Common Stocks in Denmark                                             30,596,361
====================================================================================================
Finland--1.3%
               Construction &
               Engineering--0.8%
               YIT Oyj                                              395,400                9,691,994
               -------------------------------------------------------------------------------------
               Multiline Retail--0.5%
               Stockmann AB 'B'                                     164,095                6,659,730
               -------------------------------------------------------------------------------------
               Total Common Stocks in Finland                                             16,351,724
====================================================================================================
France--2.3%
               Commercial Services &
               Supplies--0.8%
               Eurofins Scientific (a)                              148,175                9,643,775
               -------------------------------------------------------------------------------------
               Insurance--0.8%
               SCOR                                               4,472,100                9,778,269
               -------------------------------------------------------------------------------------
               Leisure Equipment &
               Products--0.7%
               Trigano SA                                           163,382                8,669,752
               -------------------------------------------------------------------------------------
               Total Common Stocks in France                                              28,091,796
====================================================================================================
Germany--2.7%
               Commercial Services &
               Supplies--0.2%
               CTS Eventim AG                                        61,900                1,899,574
               -------------------------------------------------------------------------------------
               Electrical Equipment--1.2%
               SGL Carbon AG (a)                                    722,500               14,494,898
               -------------------------------------------------------------------------------------
               Machinery--0.8%
               Heidelberger Druckmaschinen                          220,500               10,023,112
               -------------------------------------------------------------------------------------
               Pharmaceuticals--0.5%
               Paion AG (a)                                         553,340                6,084,780
               -------------------------------------------------------------------------------------
               Real Estate Management &
               Development--0.0%
               DIC Asset AG                                           7,200                  184,127
               -------------------------------------------------------------------------------------
               Total Common Stocks in Germany                                             32,686,491
====================================================================================================
Greece--0.1%
               Construction Materials--0.1%
               Titan Cement Co. SA                                   34,200                1,604,020
               -------------------------------------------------------------------------------------
               Total Common Stocks in Greece                                               1,604,020
====================================================================================================
Ireland--1.5%
               Airlines--1.0%
               Ryanair Holdings Plc (a)(d)(e)                       216,473               11,412,457
               -------------------------------------------------------------------------------------
               Food Products--0.5%
               Greencore Group Plc                                1,372,250                6,417,590
               -------------------------------------------------------------------------------------
               Total Common Stocks in Ireland                                             17,830,047
====================================================================================================
Italy--2.6%
               Building Products--0.8%
               Permasteelisa SpA                                    550,800                9,789,558
               -------------------------------------------------------------------------------------
               Insurance--0.6%
               Milano Assicurazioni SpA                             957,700                6,986,176
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable
               Fuels--0.3%
               Saras SpA (a)                                        559,700                3,586,912
               -------------------------------------------------------------------------------------
               Textiles, Apparel & Luxury
               Goods--0.9%
               Valentino Fashion Group SpA                          379,200               11,011,331
               -------------------------------------------------------------------------------------
               Total Common Stocks in Italy                                               31,373,977
====================================================================================================
Netherlands--2.8%
               Commercial Services &
               Supplies--0.6%
               Tele Atlas NV (a)(d)                                 376,272                8,010,701
               -------------------------------------------------------------------------------------
               Communications
               Equipment--0.2%
               TomTom NV (a)(d)                                      51,400                1,998,637
               -------------------------------------------------------------------------------------
               Food Products--1.0%
               Koninklijke Wessanen NV CVA                          900,700               12,253,952
               -------------------------------------------------------------------------------------
               Health Care Providers &
               Services--0.3%
               LMA International NV (a)                           6,737,900                3,259,553
               -------------------------------------------------------------------------------------
               Media--0.7%
               Endemol NV                                           507,800                8,518,849
               -------------------------------------------------------------------------------------
               Total Common Stocks in the Netherlands                                     34,041,692
====================================================================================================
Norway--2.4%
               Communications
               Equipment--0.6%
               Tandberg Television ASA (a)                          451,500                7,491,623
               -------------------------------------------------------------------------------------
               Energy Equipment &
               Services--1.8%
               Acergy SA (a)                                        898,500               13,681,239
               Ocean RIG ASA (a)                                  1,138,000                7,991,933
                                                                                      --------------
                                                                                          21,673,172
               -------------------------------------------------------------------------------------
               Total Common Stocks in Norway                                              29,164,795
====================================================================================================
Spain--0.6%
               Construction &
               Engineering--0.6%
               Grupo Ferrovial SA                                    88,200                6,732,824
               -------------------------------------------------------------------------------------
               Total Common Stocks in Spain                                                6,732,824
====================================================================================================


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006         11

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
               Industry         Common Stocks                          Held                Value
====================================================================================================
Europe (concluded)
----------------------------------------------------------------------------------------------------
Sweden--2.1%
               Biotechnology--1.0%
               Q-Med AB                                             913,500           $   11,920,538
               -------------------------------------------------------------------------------------
               Diversified Financial
               Services--0.1%
               OMX AB                                                86,300                1,545,468
               -------------------------------------------------------------------------------------
               Metals & Mining--0.5%
               Boliden AB                                           355,700                6,542,733
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable
               Fuels--0.5%
               Tanganyika Oil Co., Ltd. (a)                         515,000                5,505,001
               -------------------------------------------------------------------------------------
               Total Common Stocks in Sweden                                              25,513,740
====================================================================================================
Switzerland--2.4%
               Chemicals--0.7%
               Clariant AG                                          595,900                8,439,890
               -------------------------------------------------------------------------------------
               Insurance--1.2%
               Swiss Life Holding                                    62,558               14,630,912
               -------------------------------------------------------------------------------------
               Specialty Retail--0.5%
               Dufry Group (a)                                       79,100                6,353,829
               -------------------------------------------------------------------------------------
               Total Common Stocks in Switzerland                                         29,424,631
====================================================================================================
Turkey--0.7%
               Beverages--0.7%
               Anadolu Efes Biracilik Ve Malt Sanayii AS            337,500                9,135,977
               -------------------------------------------------------------------------------------
               Total Common Stocks in Turkey                                               9,135,977
====================================================================================================
United Kingdom--4.4%
               Aerospace & Defense--0.5%
               QinetiQ Plc                                        1,809,400                5,915,095
               -------------------------------------------------------------------------------------
               Insurance--1.1%
               Amlin Plc                                          2,920,192               12,746,505
               -------------------------------------------------------------------------------------
               Machinery--1.2%
               Enodis Plc                                         3,685,100               14,722,134
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable
               Fuels--0.2%
               Premier Oil Plc (a)                                  149,201                2,656,074
               -------------------------------------------------------------------------------------
               Software--0.6%
               SurfControl Plc (a)                                  811,150                7,276,301
               -------------------------------------------------------------------------------------
               Specialty Retail--0.8%
               Game Group Plc                                     6,759,191               10,219,984
               -------------------------------------------------------------------------------------
               Total Common Stocks in the United Kingdom                                  53,536,093
====================================================================================================
               Total Common Stocks in Europe--28.7%                                      350,329,545
====================================================================================================

====================================================================================================
Latin America
----------------------------------------------------------------------------------------------------
Brazil--1.7%
               Construction &
               Engineering--0.5%
               Obrascon Huarte Lain Brasil SA (a)                   525,700                5,827,212
               -------------------------------------------------------------------------------------
               Transportation
               Infrastructure--0.6%
               Cia de Concessoes Rodoviarias                        933,500                7,634,492
               -------------------------------------------------------------------------------------
               Water Utilities--0.6%
               Companhia de Saneamento de
               Minas Gerais                                         925,800                7,699,850
               -------------------------------------------------------------------------------------
               Total Common Stocks in Brazil                                              21,161,554
====================================================================================================
Mexico--1.3%
               Beverages--0.5%
               Embotelladoras Arca, SA de CV                      2,629,400                6,126,450
               -------------------------------------------------------------------------------------
               Construction &
               Engineering--0.8%
               Empresas ICA Sociedad Controladora,
                 SA de CV (a)                                     3,308,300                9,378,888
               -------------------------------------------------------------------------------------
               Total Common Stocks in Mexico                                              15,505,338
====================================================================================================
               Total Common Stocks in Latin America--3.0%                                 36,666,892
====================================================================================================

====================================================================================================
Middle East
----------------------------------------------------------------------------------------------------
Israel--1.3%
               Chemicals--0.9%
               Frutarom                                           1,406,300               11,154,768
               -------------------------------------------------------------------------------------
               Communications
               Equipment--0.4%
               AudioCodes Ltd. (a)                                  386,500                4,212,850
               -------------------------------------------------------------------------------------
               Total Common Stocks in the Middle East--1.3%                               15,367,618
====================================================================================================

====================================================================================================
North America
----------------------------------------------------------------------------------------------------
Bermuda--0.6%
               Capital Markets--0.5%
               Lazard Ltd. Class A                                  159,100                6,427,640
               -------------------------------------------------------------------------------------
               Textiles, Apparel & Luxury
               Goods--0.1%
               Ports Design Ltd.                                    837,700                1,348,172
               -------------------------------------------------------------------------------------
               Total Common Stocks in Bermuda                                              7,775,812
====================================================================================================


12      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
               Industry         Common Stocks                          Held                Value
====================================================================================================
North America (continued)
----------------------------------------------------------------------------------------------------
Canada--4.9%
               Biotechnology--0.6%
               DiagnoCure, Inc. (a)(g)                            2,227,200           $    7,890,629
               -------------------------------------------------------------------------------------
               Construction &
               Engineering--0.5%
               Stantec, Inc. (a)                                    287,400                5,452,873
               -------------------------------------------------------------------------------------
               Metals & Mining--1.9%
               Agnico-Eagle Mines Ltd.                              306,800               10,148,944
               Eldorado Gold Corp. (a)                            1,080,200                5,264,530
               Kinross Gold Corp. (a)                               723,400                7,877,826
                                                                                      --------------
                                                                                          23,291,300
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable
               Fuels--0.2%
               Cameco Corp.                                          49,500                1,979,377
               -------------------------------------------------------------------------------------
               Pharmaceuticals--0.8%
               Labopharm, Inc. (a)                                1,270,900               10,010,866
               -------------------------------------------------------------------------------------
               Software--0.9%
               Cognos, Inc. (a)                                     402,625               11,454,681
               -------------------------------------------------------------------------------------
               Total Common Stocks in Canada                                              60,079,726
====================================================================================================
Cayman Islands--0.3%
               Electronic Equipment &
               Instruments--0.3%
               Kingboard Chemical Holdings Ltd.                   1,107,600                3,123,013
               -------------------------------------------------------------------------------------
               Total Common Stocks in the Cayman Islands                                   3,123,013
====================================================================================================
United States--34.5%
               Aerospace & Defense--0.5%
               DynCorp. International, Inc. (a)                     561,900                5,832,522
               -------------------------------------------------------------------------------------
               Biotechnology--1.8%
               Alexion Pharmaceuticals, Inc. (a)                    180,900                6,534,108
               BioMarin Pharmaceuticals, Inc. (a)(d)              1,065,325               15,308,720
                                                                                      --------------
                                                                                          21,842,828
               -------------------------------------------------------------------------------------
               Capital Markets--0.5%
               Stifel Financial Corp. (a)                           186,300                6,578,253
               -------------------------------------------------------------------------------------
               Commercial Banks--0.5%
               Irwin Financial Corp.                                240,400                4,661,356
               Sterling Financial Corp.                              39,125                1,193,704
                                                                                      --------------
                                                                                           5,855,060
               -------------------------------------------------------------------------------------
               Commercial Services &
               Supplies--0.4%
               Covanta Holding Corp. (a)                            238,450                4,208,642
               -------------------------------------------------------------------------------------
               Communications
               Equipment--1.3%
               Inc. (d)                                             252,800                5,670,304
               F5 Networks, Inc. (a)                                 25,300                1,353,044
               Foundry Networks, Inc. (a)                            58,200                  620,412
               Mastec, Inc. (a)                                     627,200                8,285,312
                                                                                      --------------
                                                                                          15,929,072
               -------------------------------------------------------------------------------------
               Computers & Peripherals--1.4%
               Emulex Corp. (a)                                     322,150                5,241,380
               Novatel Wireless, Inc. (a)                             3,700                   38,406
               Stratasys, Inc. (a)                                  379,251               11,172,734
                                                                                      --------------
                                                                                          16,452,520
               -------------------------------------------------------------------------------------
               Containers & Packaging--0.7%
               Packaging Corp. of America (d)                       388,100                8,545,962
               -------------------------------------------------------------------------------------
               Electric Utilities--0.9%
               Northeast Utilities                                  235,400                4,865,718
               Westar Energy, Inc.                                  290,400                6,112,920
                                                                                      --------------
                                                                                          10,978,638
               -------------------------------------------------------------------------------------
               Electronic Equipment &
               Instruments--0.4%
               Aeroflex, Inc. (a)                                   365,700                4,267,719
               -------------------------------------------------------------------------------------
               Energy Equipment &
               Services--2.5%
               Key Energy Services, Inc. (a)                        628,450                9,583,863
               NS Group, Inc. (a)                                   121,400                6,686,712
               Rowan Cos., Inc.                                     228,100                8,118,079
               Veritas DGC, Inc. (a)                                117,700                6,070,966
                                                                                      --------------
                                                                                          30,459,620
               -------------------------------------------------------------------------------------
               Health Care Equipment &
               Supplies--1.5%
               Inverness Medical Innovations, Inc. (a)              276,400                7,802,772
               SonoSite, Inc. (a)                                   275,900               10,771,136
                                                                                      --------------
                                                                                          18,573,908
               -------------------------------------------------------------------------------------
               Hotels, Restaurants &
               Leisure--1.4%
               The Cheesecake Factory, Inc. (a)(d)                  258,025                6,953,774
               Red Robin Gourmet Burgers, Inc. (a)                  245,851               10,463,419
                                                                                      --------------
                                                                                          17,417,193
               -------------------------------------------------------------------------------------
               Internet Software &
               Services--1.9%
               Aladdin Knowledge Systems Ltd. (a)                   408,300                8,308,905
               SupportSoft, Inc. (a)                              1,908,050                7,517,717
               webMethods, Inc. (a)                                 796,550                7,861,948
                                                                                      --------------
                                                                                          23,688,570
               -------------------------------------------------------------------------------------


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006         13

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
               Industry         Common Stocks                          Held                Value
====================================================================================================
North America (continued)
----------------------------------------------------------------------------------------------------
United States (continued)
               Leisure Equipment &
               Products--0.6%
               Marvel Entertainment, Inc. (a)(d)                    372,600           $    7,452,000
               -------------------------------------------------------------------------------------
               Life Sciences Tools &
               Services--1.5%
               Millipore Corp. (a)(d)                                93,500                5,889,565
               Pharmaceutical Product
                 Development, Inc.                                  357,400               12,551,888
                                                                                      --------------
                                                                                          18,441,453
               -------------------------------------------------------------------------------------
               Machinery--0.4%
               Wabash National Corp. (d)                            351,400                5,397,504
               -------------------------------------------------------------------------------------
               Media--0.5%
               Regal Entertainment Group Series A                   290,800                5,909,056
               -------------------------------------------------------------------------------------
               Metals & Mining--1.1%
               Steel Dynamics, Inc.                                  71,800                4,720,132
               Stillwater Mining Co. (a)                            659,100                8,357,388
                                                                                      --------------
                                                                                          13,077,520
               -------------------------------------------------------------------------------------
               Oil, Gas & Consumable
               Fuels--0.7%
               Callon Petroleum Co. (a)                             285,000                5,511,900
               Houston Exploration Co. (a)                           50,000                3,059,500
                                                                                      --------------
                                                                                           8,571,400
               -------------------------------------------------------------------------------------
               Pharmaceuticals--1.4%
               Noven Pharmaceuticals, Inc. (a)                      310,400                5,556,160
               Sciele Pharma, Inc. (a)                              506,000               11,734,140
                                                                                      --------------
                                                                                          17,290,300
               -------------------------------------------------------------------------------------
               Real Estate Investment Trusts
               (REITs)--2.2%
               DiamondRock Hospitality Co.                          750,400               11,113,424
               Friedman Billings Ramsey Group, Inc.
               Class A (d)                                          807,000                8,852,790
               The Mills Corp.                                      259,100                6,930,925
                                                                                      --------------
                                                                                          26,897,139
               -------------------------------------------------------------------------------------
               Real Estate Management &
               Development--0.3%
               Jones Lang LaSalle, Inc.                              38,900                3,405,695
               -------------------------------------------------------------------------------------
               Semiconductors & Semiconductor
               Equipment--2.0%
               Entegris, Inc. (a)(d)                                666,500                6,351,745
               Integrated Device Technology, Inc. (a)(d)            816,850               11,582,933
               MoSys, Inc. (a)                                      800,200                6,257,564
                                                                                      --------------
                                                                                          24,192,242
               -------------------------------------------------------------------------------------
               Software--2.3%
               Activision, Inc. (a)                                  25,900                  294,742
               Hyperion Solutions Corp. (a)                         213,900                5,903,640
               Informatica Corp. (a)(d)                             338,800                4,458,608
               Kronos, Inc. (a)                                     129,300                4,681,953
               Novell, Inc. (a)                                     612,400                4,060,212
               Salesforce.com, Inc. (a)                              69,800                1,860,868
               Sybase, Inc. (a)                                     368,575                7,150,355
                                                                                      --------------
                                                                                          28,410,378
               -------------------------------------------------------------------------------------
               Specialty Retail--2.4%
               Abercrombie & Fitch Co. Class A                      137,150                7,602,224
               AnnTaylor Stores Corp. (a)                           199,200                8,641,296
               GameStop Corp. Class A (a)(d)                         45,850                1,925,700
               J. Crew Group, Inc. (a)                               85,000                2,333,250
               Urban Outfitters, Inc. (a)                           462,550                8,090,000
                                                                                      --------------
                                                                                          28,592,470
               -------------------------------------------------------------------------------------
               Textiles, Apparel & Luxury
               Goods--0.6%
               Polo Ralph Lauren Corp.                              142,050                7,798,545
               -------------------------------------------------------------------------------------
               Trading Companies &
               Distributors--2.2%
               InterLine Brands, Inc. (a)                           524,300               12,258,134
               UAP Holding Corp.                                    679,400               14,817,714
                                                                                      --------------
                                                                                          27,075,848
               -------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--0.6%
               SBA Communications Corp. Class A (a)                 292,800                7,653,792
               -------------------------------------------------------------------------------------
               Total Common Stocks in the United States                                  420,795,849
====================================================================================================
               Total Common Stocks in North America--40.3%                               491,774,400
====================================================================================================

====================================================================================================
Pacific Basin
----------------------------------------------------------------------------------------------------
Australia--2.5%
               Beverages--0.7%
               Lion Nathan Ltd.                                   1,466,000                8,495,457
               -------------------------------------------------------------------------------------
               Health Care Equipment &
               Supplies--1.3%
               Cochlear Ltd.                                        405,100               16,441,885
               -------------------------------------------------------------------------------------
               Real Estate Investment Trusts
               (REITs)--0.5%
               CFS Retail Property Trust                          3,960,795                5,473,353
               -------------------------------------------------------------------------------------
               Total Common Stocks in Australia                                           30,410,695
====================================================================================================
China--0.7%
               Transportation
               Infrastructure--0.7%
               Shenzhen Expressway Co. Ltd.                      18,540,100                8,891,705
               -------------------------------------------------------------------------------------
               Total Common Stocks in China                                                8,891,705
====================================================================================================
Hong Kong--0.8%
               Diversified Financial
               Services--0.3%
               Hong Kong Exchanges and Clearing Ltd.                555,400                3,571,808
               -------------------------------------------------------------------------------------
               Media--0.5%
               Clear Media Ltd. (a)                               5,910,500                6,848,783
               -------------------------------------------------------------------------------------
               Total Common Stocks in Hong Kong                                           10,420,591
====================================================================================================


14      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
               Industry         Common Stocks                          Held                Value
====================================================================================================
Pacific Basin (continued)
----------------------------------------------------------------------------------------------------
India--1.8%
               IT Services--0.5%
               Satyam Computer Services Ltd.                        403,009           $    6,211,888
               -------------------------------------------------------------------------------------
               Metals & Mining--0.9%
               Hindalco Industries Ltd.                           2,709,400               10,327,969
               -------------------------------------------------------------------------------------
               Specialty Retail--0.4%
               Pantaloon Retail India Ltd.                          177,466                5,203,716
               -------------------------------------------------------------------------------------
               Total Common Stocks in India                                               21,743,573
====================================================================================================
Indonesia--0.2%
               Media--0.2%
               Surya Citra Media Tbk PT                          34,958,700                2,264,409
               -------------------------------------------------------------------------------------
               Total Common Stocks in Indonesia                                            2,264,409
====================================================================================================
Japan--13.2%
               Auto Components--0.5%
               Koito Manufacturing Co. Ltd.                         400,300                5,959,941
               -------------------------------------------------------------------------------------
               Beverages--1.0%
               ITO EN, Ltd.                                         323,600               11,860,946
               -------------------------------------------------------------------------------------
               Building Products--0.4%
               Sanwa Shutter Corp.                                  968,600                5,710,855
               -------------------------------------------------------------------------------------
               Capital Markets--2.0%
               Okasan Holdings, Inc.                                952,325                9,163,780
               Shinko Securities Co., Ltd.                        1,303,150                5,517,426
               Tokai Tokyo Securities Co. Ltd.                    1,642,790                9,628,389
                                                                                      --------------
                                                                                          24,309,595
               -------------------------------------------------------------------------------------
               Chemicals--0.8%
               Nippon Sanso Corp.                                 1,197,000                9,507,729
               -------------------------------------------------------------------------------------
               Commercial Banks--0.6%
               The Bank of Kyoto Ltd.                               671,300                7,252,377
               -------------------------------------------------------------------------------------
               Commercial Services &
               Supplies--0.8%
               Meitec Corp.                                         286,000                9,331,934
               -------------------------------------------------------------------------------------
               Consumer Finance--0.6%
               Diamond Lease Co., Ltd.                              140,265                6,981,655
               -------------------------------------------------------------------------------------
               Electric Utilities--0.5%
               Okinawa Electric Power Co., Inc.                     103,000                6,162,971
               -------------------------------------------------------------------------------------
               Insurance--1.1%
               Aioi Insurance Co., Ltd.                           1,709,000               12,827,031
               -------------------------------------------------------------------------------------
               Internet Software &
               Services--0.7%
               Jupiter Telecommunications Co., Ltd. (a)              11,905                8,258,466
               -------------------------------------------------------------------------------------
               Machinery--1.3%
               Komori Corp.                                         454,500                9,681,210
               Takuma Co., Ltd.                                     989,000                6,653,029
                                                                                      --------------
                                                                                          16,334,239
               -------------------------------------------------------------------------------------
               Metals & Mining--1.2%
               Mitsui Mining & Smelting Co., Ltd.                   792,800                4,681,275
               Tokyo Steel Manufacturing Co., Ltd.                  485,800               10,645,401
                                                                                      --------------
                                                                                          15,326,676
               -------------------------------------------------------------------------------------
               Real Estate Management &
               Development--0.9%
               Tokyu Land Corp.                                   1,392,435               10,852,990
               -------------------------------------------------------------------------------------
               Specialty Retail--0.8%
               Yamada Denki Co., Ltd.                               102,150               10,428,120
               -------------------------------------------------------------------------------------
               Total Common Stocks in Japan                                              161,105,525
====================================================================================================
Malaysia--1.0%
               Airlines--1.0%
               AirAsia Bhd (a)                                   28,522,200               11,643,298
               -------------------------------------------------------------------------------------
               Total Common Stocks in Malaysia                                            11,643,298
====================================================================================================
Philippines--0.7%
               Commercial Banks--0.6%
               Bank of the Philippine Islands                     7,052,320                6,637,165
               -------------------------------------------------------------------------------------
               Diversified Telecommunication
               Services--0.1%
               Philippine Long Distance Telephone                    39,390                1,356,806
               -------------------------------------------------------------------------------------
               Total Common Stocks in the Philippines                                      7,993,971
====================================================================================================
South Korea--0.7%
               Hotels, Restaurants &
               Leisure--0.7%
               Kangwon Land, Inc.                                   532,350                9,090,408
               -------------------------------------------------------------------------------------
               Total Common Stocks in South Korea                                          9,090,408
====================================================================================================
Taiwan--0.0%
               Leisure Equipment &
               Products--0.0%
               Premier Image Technology Corp.                             3                        4
               -------------------------------------------------------------------------------------
               Total Common Stocks in Taiwan                                                       4
====================================================================================================
               Total Common Stocks in the Pacific Basin--21.6%                           263,564,179
====================================================================================================
               Total Common Stocks
               (Cost--$965,150,681)--95.7%                                             1,167,162,168
====================================================================================================

====================================================================================================
               Exchange-Traded Funds
====================================================================================================
Hong Kong--0.5%
               iShares Asia Trust-iShares FTSE                      837,900                6,801,802
               -------------------------------------------------------------------------------------
               Total Exchange-Traded Funds
               (Cost--$5,862,146)-- 0.5%                                                   6,801,802
====================================================================================================

====================================================================================================
                                                                 Beneficial
               Short-Term Securities                               Interest
====================================================================================================
               Merrill Lynch Liquidity Series, LLC
                 Cash Sweep Series I, 4.78% (b)(c)              $56,277,711               56,277,711
               Merrill Lynch Liquidity Series, LLC
                 Money Market Series, 5.22% (b)(c)(f)            78,882,860               78,882,860
               -------------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost--$135,160,571)--11.1%                                               135,160,571
====================================================================================================
               Total Investments
               (Cost--$1,106,173,398*)--107.3%                                         1,309,124,541

               Liabilities in Excess of Other Assets--(7.3%)                             (88,920,916)
                                                                                      --------------
               Net Assets--100.0%                                                     $1,220,203,625
                                                                                      ==============


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006         15

Schedule of Investments (concluded)                            (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................              $ 1,114,078,582
                                                                ===============
      Gross unrealized appreciation ..............              $   237,654,860
      Gross unrealized depreciation ..............                  (42,608,901)
                                                                ---------------
      Net unrealized appreciation ................              $   195,045,959
                                                                ===============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net             Interest
      Affiliate                                     Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I                      $ (1,880,686)       $1,527,375
      Merrill Lynch Liquidity Series, LLC
         Money Market Series                      $(52,897,351)        $ 340,465
      --------------------------------------------------------------------------

(c)   Represents the current yield as of 6/30/2006.
(d)   Security, or a portion of security, is on loan.
(e)   Depositary receipts.
(f)   Security was purchased with the cash proceeds from securities loans.
(g) Investments in companies (whereby the Fund held 5% or more of the companies' outstanding securities) that are considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------
                               Net           Purchase            Sales          Realized         Dividend
      Affiliate             Activity           Cost              Cost            Losses           Income
      ---------------------------------------------------------------------------------------------------
      DiagnoCure, Inc.       969,200        $3,937,782         $264,500         $(40,088)            +
      ---------------------------------------------------------------------------------------------------

+     Non-income producing security.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


16      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Statement of Assets and Liabilities

As of June 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities
             loaned of $76,047,386) (identified cost--$962,151,343) ........................                        $ 1,166,073,341
            Investments in affiliated securities, at value (identified cost--$144,022,055) .                            143,051,200
            Cash ...........................................................................                              2,576,378
            Receivables:
               Securities sold .............................................................    $    15,136,035
               Capital shares sold .........................................................          3,256,966
               Dividends ...................................................................          3,116,963
               Securities lending ..........................................................             12,185          21,522,149
                                                                                                ---------------
            Prepaid expenses ...............................................................                                 57,286
                                                                                                                    ---------------
            Total assets ...................................................................                          1,333,280,354
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ......................................                             78,882,860
            Deferred foreign capital gain tax ..............................................                                275,494
            Bank overdraft on foreign cash (cost--$3,174,977) ..............................                              3,225,751
            Payables:
               Securities purchased ........................................................         25,568,952
               Capital shares redeemed .....................................................          2,899,967
               Investment adviser ..........................................................            775,399
               Distributor .................................................................            517,052
               Other affiliates ............................................................            217,674          29,979,044
                                                                                                ---------------
            Accrued expenses and other liabilities .........................................                                713,580
                                                                                                                    ---------------
            Total liabilities ..............................................................                            113,076,729
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .....................................................................                        $ 1,220,203,625
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Class A Common Stock, $.10 par value, 100,000,000 shares authorized ............                        $     1,109,848
            Class B Common Stock, $.10 par value, 100,000,000 shares authorized ............                                577,684
            Class C Common Stock, $.10 par value, 100,000,000 shares authorized ............                              1,725,527
            Class I Common Stock, $.10 par value, 100,000,000 shares authorized ............                              1,368,854
            Class R Common Stock, $.10 par value, 100,000,000 shares authorized ............                                 94,915
            Paid-in capital in excess of par ...............................................                            900,521,764
            Accumulated investment loss--net ...............................................    $    (6,131,871)
            Undistributed realized capital gains--net ......................................        118,282,961
            Unrealized appreciation--net ...................................................        202,653,943
                                                                                                ---------------
            Total accumulated earnings--net ................................................                            314,805,033
                                                                                                                    ---------------
            Net Assets .....................................................................                        $ 1,220,203,625
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Class A--Based on net assets of $282,970,717 and 11,098,479 shares outstanding .                        $         25.50
                                                                                                                    ===============
            Class B--Based on net assets of $142,522,309 and 5,776,838 shares outstanding ..                        $         24.67
                                                                                                                    ===============
            Class C--Based on net assets of $418,363,489 and 17,255,271 shares outstanding .                        $         24.25
                                                                                                                    ===============
            Class I--Based on net assets of $352,778,643 and 13,688,538 shares outstanding .                        $         25.77
                                                                                                                    ===============
            Class R--Based on net assets of $23,568,467 and 949,151 shares outstanding .....                        $         24.83
                                                                                                                    ===============

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006         17

Statement of Operations

For the Year Ended June 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $1,197,425 foreign withholding tax) ..........................                        $    16,638,400
            Interest (including $1,527,375 from affiliates) ................................                              2,046,174
            Securities lending--net ........................................................                                340,465
                                                                                                                    ---------------
            Total income ...................................................................                             19,025,039
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .......................................................    $    10,509,547
            Account maintenance and distribution fees--Class C .............................          3,892,461
            Account maintenance and distribution fees--Class B .............................          1,545,082
            Transfer agent fees--Class C ...................................................            901,625
            Transfer agent fees--Class I ...................................................            823,944
            Custodian fees .................................................................            665,778
            Account maintenance fees--Class A ..............................................            653,955
            Transfer agent fees--Class A ...................................................            516,228
            Accounting services ............................................................            401,216
            Transfer agent fees--Class B ...................................................            352,605
            Dividends on securities sold short .............................................            296,000
            Security loan fees .............................................................            219,674
            Printing and shareholder reports ...............................................            141,874
            Registration fees ..............................................................            106,431
            Account maintenance and distribution fees--Class R .............................             91,992
            Professional fees ..............................................................             78,019
            Directors' fees and expenses ...................................................             44,661
            Transfer agent fees--Class R ...................................................             36,203
            Pricing fees ...................................................................             16,187
            Other ..........................................................................             59,460
                                                                                                ---------------
            Total expenses .................................................................                             21,352,942
                                                                                                                    ---------------
            Investment loss--net ...........................................................                             (2,327,903)
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net (including $320,468 foreign capital gain tax and
                 $(40,088) from affiliates) ................................................        191,697,921
               Short sales--net ............................................................           (277,909)
               Foreign currency transactions--net ..........................................         (1,700,668)        189,719,344
                                                                                                ---------------
            Change in unrealized appreciation/depreciation on:
               Investments--net (including $275,494 deferred foreign capital gain tax) .....         (1,225,816)
               Short sales--net ............................................................           (588,310)
               Foreign currency transactions--net ..........................................             25,237          (1,788,889)
                                                                                                -----------------------------------
            Total realized and unrealized gain--net ........................................                            187,930,455
                                                                                                                    ---------------
            Net Increase in Net Assets Resulting from Operations ...........................                        $   185,602,552
                                                                                                                    ===============

      See Notes to Financial Statements.


18      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                              June 30,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                     2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income (loss)--net ..................................................    $    (2,327,903)    $     1,421,589
            Realized gain--net .............................................................        189,719,344          17,419,482
            Change in unrealized appreciation/depreciation--net ............................         (1,788,889)        110,973,912
                                                                                                -----------------------------------
            Net increase in net assets resulting from operations ...........................        185,602,552         129,814,983
                                                                                                -----------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
               Class A .....................................................................                 --            (476,260)
               Class B .....................................................................                 --                  --
               Class C .....................................................................                 --              (7,146)
               Class I .....................................................................           (489,024)         (1,313,144)
               Class R .....................................................................                 --             (11,524)
            Realized gain--net:
               Class A .....................................................................        (16,364,670)                 --
               Class B .....................................................................         (9,624,897)                 --
               Class C .....................................................................        (24,193,497)                 --
               Class I .....................................................................        (26,778,245)                 --
               Class R .....................................................................         (1,111,350)                 --
                                                                                                -----------------------------------
            Net decrease in net assets resulting from dividends and distributions to
             shareholders ..................................................................        (78,561,683)         (1,808,074)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets derived from capital share transactions ..        (28,123,857)        160,781,117
                                                                                                -----------------------------------
===================================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------------------
            Redemption fees ................................................................             12,257               8,640
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ...................................................         78,929,269         288,796,666
            Beginning of year ..............................................................      1,141,274,356         852,477,690
                                                                                                ===================================
            End of year* ...................................................................    $ 1,220,203,625     $ 1,141,274,356
                                                                                                ===================================
               * Accumulated (distributions in excess of) investment income (loss)--net ....    $    (6,131,871)    $    (3,077,813)
                                                                                                ===================================

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006          #

Financial Highlights

                                                                                     Class A
The following per share data                ---------------------------------------------------------------------------------
and ratios have been derived                                              For the Year Ended June 30,
from information provided in                ---------------------------------------------------------------------------------
the financial statements.                       2006               2005               2004             2003           2002
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $     23.39        $     20.59        $     16.70      $     16.44    $     18.23
                                            ---------------------------------------------------------------------------------
Investment income (loss)--net** ........            .02                .09                .10              .01            .02
Realized and unrealized gain (loss)--net           3.75***            2.77***            3.98              .25          (1.45)
                                            ---------------------------------------------------------------------------------
Total from investment operations .......           3.77               2.86               4.08              .26          (1.43)
                                            ---------------------------------------------------------------------------------
Less dividends and distributions from:
   Investment income--net ..............             --               (.06)              (.19)              --           (.34)
   Realized gain--net ..................          (1.66)                --                 --               --           (.02)
                                            ---------------------------------------------------------------------------------
Total dividends and distributions ......          (1.66)              (.06)              (.19)              --           (.36)
                                            ---------------------------------------------------------------------------------
Net asset value, end of year ...........    $     25.50        $     23.39        $     20.59      $     16.70    $     16.44
                                            =================================================================================
=============================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....          16.51%             13.96%             24.60%            1.58%         (7.98%)
                                            =================================================================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Expenses ...............................           1.46%              1.42%              1.45%            1.58%          1.51%
                                            =================================================================================
Investment income (loss)--net ..........            .09%               .39%               .48%             .06%           .12%
                                            =================================================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .    $   282,971        $   218,687        $   160,373      $    97,517    $    69,345
                                            =================================================================================
Portfolio turnover .....................          95.57%             97.00%            181.20%          156.26%        138.22%
                                            =================================================================================

                                                                                    Class B
The following per share data                --------------------------------------------------------------------------------------
and ratios have been derived                                             For the Year Ended June 30,
from information provided in                --------------------------------------------------------------------------------------
the financial statements.                       2006               2005               2004             2003                2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $     22.76        $     20.12        $     16.30      $     16.17         $     17.93
                                            --------------------------------------------------------------------------------------
Investment income (loss)--net** ........           (.18)              (.09)              (.06)            (.11)               (.12)
Realized and unrealized gain (loss)--net           3.65***            2.73***            3.90              .24               (1.42)
                                            --------------------------------------------------------------------------------------
Total from investment operations .......           3.47               2.64               3.84              .13               (1.54)
                                            --------------------------------------------------------------------------------------
Less dividends and distributions from:
   Investment income--net ..............             --                 --               (.02)              --                (.20)
   Realized gain--net ..................          (1.56)                --                 --               --                (.02)
                                            --------------------------------------------------------------------------------------
Total dividends and distributions ......          (1.56)                --               (.02)              --                (.22)
                                            --------------------------------------------------------------------------------------
Net asset value, end of year ...........    $     24.67        $     22.76        $     20.12      $     16.30         $     16.17
                                            ======================================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....          15.60%             13.12%             23.55%             .80%              (8.70%)
                                            ======================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses ...............................           2.24%              2.21%              2.23%            2.36%               2.29%
                                            ======================================================================================
Investment income (loss)--net ..........           (.72%)             (.40%)             (.33%)           (.79%)              (.71%)
                                            ======================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .    $   142,522        $   152,598        $   149,575      $   102,822         $   125,895
                                            ======================================================================================
Portfolio turnover .....................          95.57%             97.00%            181.20%          156.26%             138.22%
                                            ======================================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


20      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

                                                                                     Class C
The following per share data                ---------------------------------------------------------------------------------
and ratios have been derived                                              For the Year Ended June 30,
from information provided in                ---------------------------------------------------------------------------------
the financial statements.                       2006               2005               2004             2003           2002
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $     22.40        $     19.81        $     16.07      $     15.94    $     17.72
                                            ---------------------------------------------------------------------------------
Investment income (loss)--net** ........           (.17)              (.08)              (.05)            (.11)          (.09)
Realized and unrealized gain (loss)--net           3.59***            2.67***            3.83              .24          (1.43)
                                            ---------------------------------------------------------------------------------
Total from investment operations .......           3.42               2.59               3.78              .13          (1.52)
                                            ---------------------------------------------------------------------------------
Less dividends and distributions from:
   Investment income--net ..............             --                --+               (.04)              --           (.24)
   Realized gain--net ..................          (1.57)                --                 --               --           (.02)
                                            ---------------------------------------------------------------------------------
Total dividends and distributions ......          (1.57)               --+               (.04)              --           (.26)
                                            ---------------------------------------------------------------------------------
Net asset value, end of year ...........    $     24.25        $     22.40        $     19.81      $     16.07    $     15.94
                                            =================================================================================
=============================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....          15.62%             13.08%             23.57%             .82%         (8.71%)
                                            =================================================================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Expenses ...............................           2.25%              2.21%              2.23%            2.37%          2.30%
                                            =================================================================================
Investment income (loss)--net ..........           (.69%)             (.40%)             (.27%)           (.75%)         (.57%)
                                            =================================================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .    $   418,363        $   331,059        $   218,841      $    88,698    $    73,731
                                            =================================================================================
Portfolio turnover .....................          95.57%             97.00%            181.20%          156.26%        138.22%
                                            =================================================================================

                                                                                    Class I
The following per share data                --------------------------------------------------------------------------------------
and ratios have been derived                                             For the Year Ended June 30,
from information provided in                --------------------------------------------------------------------------------------
the financial statements.                       2006               2005               2004             2003                2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .....    $     23.62        $     20.77        $     16.85      $     16.55         $     18.33
                                            --------------------------------------------------------------------------------------
Investment income (loss)--net** ........            .08                .14                .16              .04                 .07
Realized and unrealized gain (loss)--net           3.79***            2.79***            4.01              .26               (1.46)
                                            --------------------------------------------------------------------------------------
Total from investment operations .......           3.87               2.93               4.17              .30               (1.39)
                                            --------------------------------------------------------------------------------------
Less dividends and distributions from:
   Investment income--net ..............           (.03)              (.08)              (.25)              --                (.37)
   Realized gain--net ..................          (1.69)                --                 --               --                (.02)
                                            --------------------------------------------------------------------------------------
Total dividends and distributions ......          (1.72)              (.08)              (.25)              --                (.39)
                                            --------------------------------------------------------------------------------------
Net asset value, end of year ...........    $     25.77        $     23.62        $     20.77      $     16.85         $     16.55
                                            ======================================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....          16.80%             14.23%             24.92%            1.81%              (7.73%)
                                            ======================================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses ...............................           1.22%              1.17%              1.19%            1.32%               1.26%
                                            ======================================================================================
Investment income (loss)--net ..........            .31%               .63%               .81%             .28%                .40%
                                            ======================================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .    $   352,779        $   426,718        $   319,509      $   110,848         $    94,018
                                            ======================================================================================
Portfolio turnover .....................          95.57%             97.00%            181.20%          156.26%             138.22%
                                            ======================================================================================

* Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
**    Based on average shares outstanding.
***   Includes redemption fee, which is less than $.01 per share.
+     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006          #

Financial Highlights (concluded)

                                                                                          Class R
                                                               ------------------------------------------------------------
                                                                                                                 For the
                                                                            For the Year Ended                   Period
                                                                                 June 30,                     Feb. 4, 2003+
The following per share data and ratios have been derived      --------------------------------------------    to June 30,
from information provided in the financial statements.            2006             2005             2004           2003
===========================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......................    $    22.85       $    20.16       $    16.42     $    13.47
                                                               ------------------------------------------------------------
Investment income (loss)--net*** ..........................          (.03)             .04              .16            .10
Realized and unrealized gain--net .........................          3.65**           2.70**           3.82           2.85
                                                               ------------------------------------------------------------
Total from investment operations ..........................          3.62             2.74             3.98           2.95
                                                               ------------------------------------------------------------
Less dividends and distributions from:
   Investment income--net .................................            --             (.05)            (.24)            --
   Realized gain--net .....................................         (1.64)              --               --             --
                                                               ------------------------------------------------------------
Total dividends and distributions .........................         (1.64)            (.05)            (.24)            --
                                                               ------------------------------------------------------------
Net asset value, end of period ............................    $    24.83       $    22.85       $    20.16     $    16.42
                                                               ============================================================
===========================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ........................         16.22%           13.67%           24.42%         21.90%@
                                                               ============================================================
===========================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------
Expenses ..................................................          1.71%            1.65%            1.63%          1.83%*
                                                               ============================================================
Investment income (loss)--net .............................          (.11%)            .19%             .83%           .46%*
                                                               ============================================================
===========================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ..................    $   23,568       $   12,212       $    4,179             --++
                                                               ============================================================
Portfolio turnover ........................................         95.57%           97.00%          181.20%        156.26%
                                                               ============================================================

*     Annualized.
**    Includes redemption fee, which is less than $.01 per share.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.

      See Notes to Financial Statements.


22      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006         23

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Fund may enter into foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Short sales -- When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is


24      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006
reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Bank overdraft on foreign cash -- The Fund recorded a bank overdraft, which resulted from a timing difference of foreign security transaction settlements.

(k) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $237,131 has been reclassified between accumulated net investment loss and undistributed net realized capital gains as a result of a permanent difference attributable to net operating losses, foreign currency transactions, foreign taxes paid and gains from the sale of stock of passive foreign investment companies. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..85%, on an annual basis, of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ................................             .25%                --
Class B ................................             .25%               .75%
Class C ................................             .25%               .75%
Class R ................................             .25%               .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006         25

For the year ended June 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 57,601              $697,964
Class I ............................              $  1,386              $ 26,108
--------------------------------------------------------------------------------

For the year ended June 30, 2006, MLPF&S received contingent deferred sales charges of $192,055 and $62,911 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of June 30, 2006, the Fund lent securities with a value of $7,706,880 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the year ended June 30, 2006, MLIM, LLC received $144,562 in securities lending agent fees.

In addition, MLPF&S received $310,897 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2006.

For the year ended June 30, 2006, the Fund reimbursed MLIM $27,184 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FAMD, FDS, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2006 were $1,136,072,082 and $1,231,296,619, respectively.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was ($28,123,857) and $160,781,117 for the years ended June 30, 2006 and June 30, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2006                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,019,064       $  77,112,177
Automatic conversion of shares .........            644,266          16,388,403
Shares issued to shareholders in
  reinvestment of distributions ........            581,355          14,136,148
                                              ---------------------------------
Total issued ...........................          4,244,685         107,636,728
Shares redeemed ........................         (2,496,993)        (63,799,259)
                                              ---------------------------------
Net increase ...........................          1,747,692       $  43,837,469
                                              =================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2005                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,426,113       $  75,502,055
Automatic conversion of shares .........            475,967          10,413,998
Shares issued to shareholders in
  reinvestment of dividends ............             21,909             410,154
                                              ---------------------------------
Total issued ...........................          3,923,989          86,326,207
Shares redeemed ........................         (2,363,945)        (51,812,824)
                                              ---------------------------------
Net increase ...........................          1,560,044       $  34,513,383
                                              =================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2006                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            955,605       $  23,581,154
Shares issued to shareholders in
  reinvestment of distributions ........            368,820           8,717,276
                                              ---------------------------------
Total issued ...........................          1,324,425          32,298,430
                                              ---------------------------------
Automatic conversion of shares .........           (664,015)        (16,388,403)
Shares redeemed ........................         (1,588,387)        (39,196,548)
                                              ---------------------------------
Total redeemed .........................         (2,252,402)        (55,584,951)
                                              ---------------------------------
Net decrease ...........................           (927,977)      $ (23,286,521)
                                              =================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2005                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,623,901       $  34,383,731
                                              ---------------------------------
Automatic conversion of shares .........           (487,355)        (10,413,998)
Shares redeemed ........................         (1,864,049)        (40,034,972)
                                              ---------------------------------
Total redeemed .........................         (2,351,404)        (50,448,970)
                                              ---------------------------------
Net decrease ...........................           (727,503)      $ (16,065,239)
                                              =================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2006                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,328,269       $ 129,751,777
Shares issued to shareholders in
  reinvestment of distributions ........            947,546          22,011,374
                                              ---------------------------------
Total issued ...........................          6,275,815         151,763,151
Shares redeemed ........................         (3,799,643)        (92,369,883)
                                              ---------------------------------
Net increase ...........................          2,476,172       $  59,393,268
                                              =================================


26      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2005                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,666,051       $ 139,571,048
Shares issued to shareholders in
  reinvestment of dividends ............                359               6,488
                                              ---------------------------------
Total issued ...........................          6,666,410         139,577,536
Shares redeemed ........................         (2,934,875)        (62,218,305)
                                              ---------------------------------
Net increase ...........................          3,731,535       $  77,359,231
                                              =================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2006                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,506,642       $ 116,366,818
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ....................            970,457          23,831,646
                                              ---------------------------------
Total issued ...........................          5,477,099         140,198,464
Shares redeemed ........................         (9,853,040)       (258,634,345)
                                              ---------------------------------
Net decrease ...........................         (4,375,941)      $(118,435,881)
                                              =================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2005                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,342,343       $ 161,251,740
Shares issued to shareholders in
  reinvestment of dividends ............             55,477           1,046,844
                                              ---------------------------------
Total issued ...........................          7,397,820         162,298,584
Shares redeemed ........................         (4,719,238)       (104,517,317)
                                              ---------------------------------
Net increase ...........................          2,678,582       $  57,781,267
                                              =================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2006                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            646,433       $  16,153,305
Shares issued to shareholders in
  reinvestment of distributions ........             46,872           1,111,185
                                              ---------------------------------
Total issued ...........................            693,305          17,264,490
Shares redeemed ........................           (278,582)         (6,896,682)
                                              ---------------------------------
Net increase ...........................            414,723       $  10,367,808
                                              =================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2005                               Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            461,862       $  10,160,439
Shares issued to shareholders in
  reinvestment of dividends ............                629              11,524
                                              ---------------------------------
Total issued ...........................            462,491          10,171,963
Shares redeemed ........................           (135,380)         (2,979,488)
                                              ---------------------------------
Net increase ...........................            327,111       $   7,192,475
                                              =================================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2006.

6. Commitments:

At June 30, 2006, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $3,711,000 and $5,101,000, respectively.

7. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   6/30/2006          6/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $40,430,022        $ 1,808,074
  Net long-term capital gains ............         38,131,661                 --
                                                  ------------------------------
Total taxable distributions ..............        $78,561,683        $ 1,808,074
                                                  ==============================

As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ......................        $ 16,838,567
Undistributed long-term capital gains -- net ..............         103,188,967
                                                                   ------------
Total undistributed earnings -- net .......................         120,027,534
Capital loss carryforward .................................                  --
Unrealized gains -- net ...................................         194,777,499*
                                                                   ------------
Total accumulated earnings -- net .........................        $314,805,033
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006         27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Global SmallCap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global SmallCap Fund, Inc. as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2006

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Global SmallCap Fund, Inc. during the fiscal year ended June 30, 2006:

-----------------------------------------------------------------------------------------------------------------------------
Record Date                                                                           August 10, 2005       December 14, 2005
Payable Date                                                                          August 16, 2005       December 20, 2005
-----------------------------------------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals+                                                  100.00%*              11.96%
Dividends Qualifying for the Dividends Received Deduction for Corporations+                  58.10%*               2.09%
Foreign Source Income                                                                        88.84%*                 --
Foreign Taxes Paid Per Share                                                              $.084893                   --
Short-Term Capital Gain Dividends for Non-U.S. Residents                                        --               100.00%**
-----------------------------------------------------------------------------------------------------------------------------

* Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
+ The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $.196285 per share to shareholders of record on August 10, 2005 and $.599646 per share to shareholders of record on December 14, 2005.


28      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006         29
      advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in November 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect


30      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006
benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006         31

Disclosure of New Investment Advisory Agreement (concluded)

actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.


32      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006         33

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held         Time                                                           Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President and Chief Investment Officer of MLIM and    178 Portfolios
            08543-9011     Director              FAM since 2001; Co-Head (Americas Region) thereof
            Age: 51                              from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") since 2001; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in
                                                 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. The
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     2000 to  Professor Emeritus of Finance, School of Business,    49 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     51 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 65                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     2000 to  Professor, Harvard Business School since 1989;        49 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School     51 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from                           Inc.
            Age: 53                              1985 to 1989; Associate Professor, Graduate School                    (manufactu-
                                                 of Business Administration, University of Michigan                    ring)
                                                 from 1979 to 1985; Director, Harvard Business School
                                                 Publishing since 2005; Director, McLean Hospital
                                                 since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       49 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      51 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary
            Age: 60                              of Sanford C. Bernstein & Co., Inc. (investment
                                                 adviser/broker-dealer) from 1997 to 2000;
                                                 Secretary, Sanford C. Bernstein Fund, Inc. from
                                                 1994 to 2000; Director and Secretary of SCB, Inc.
                                                 since 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; and Director of Covenant
                                                 House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   49 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        51 Portfolios
            08543-9095                           Service from 1961 to 1995 and Career Minister from
            Age: 70                              1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of Jordan from
                                                 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


34      MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held         Time                                                           Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1994 to  Professor of Finance from 1984 to 1995, Dean from     49 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and since 1995 Dean Emeritus of          51 Portfolios   Co., Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 68                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc.
                                                                                                                       (real estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     1994 to  Self-employed financial consultant since 1994;        49 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of the Prudential Insurance  51 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former
            Age: 71                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1994 to  Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            08543-9011     and          and      Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
            Age: 46        Treasurer    1999 to  of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice present  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Murali      P.O. Box 9011  Vice         2005 to  Director of MLIM since 2006; Vice President of MLIM from 1998 to 2006; Portfolio
Balaraman   Princeton, NJ  President    present  Manager at Atlas Capital Management from 1997 to 1998; Director of Investments for
            08543-9011                           Samuel Asset Management from 1997 to 1998.
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
John Coyle  P.O. Box 9011  Vice         2005 to  Director of MLIM since 2006; Vice President of MLIM from 2004 to 2006; Managing
            Princeton, NJ  President    present  Director and Portfolio Manager with Bear Stearns Asset Management from 2001 to
            08543-9011                           2004; Vice President of MLIM from 1998 to 2001.
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan
            Age: 54                              Stanley Investment Management from 2002 to 2004; Managing Director and Global
                                                 Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief
                                                 Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at
                                                 Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and
                                                 Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to
                                                 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.        JUNE 30, 2006         35

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Global SmallCap Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #18177 -- 6/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -            Fiscal Year Ending June 30, 2006 - $37,000
                                     Fiscal Year Ending June 30, 2005 - $36,000

         (b) Audit-Related Fees -    Fiscal Year Ending June 30, 2006 - $0
                                     Fiscal Year Ending June 30, 2005 - $0

         (c) Tax Fees -              Fiscal Year Ending June 30, 2006 - $6,000
                                     Fiscal Year Ending June 30, 2005 - $6,300

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending June 30, 2006 - $0
                                     Fiscal Year Ending June 30, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending June 30, 2006 - $2,909,800
             Fiscal Year Ending June 30, 2005 - $8,181,305

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Global SmallCap Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Global SmallCap Fund, Inc.

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ----------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Global SmallCap Fund, Inc.

Date: August 23, 2006


By: /s/ Donald C. Burke
    ----------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Global SmallCap Fund, Inc.

Date: August 23, 2006